                                                              EXHIBIT 24.1


  THE UNDERSIGNED DIRECTORS AND OFFICERS OF UAL CORPORATION HEREBY APPOINT STEPHEN M. WOLF AND JOHN C. POPE, EACH OF THEM, AS ATTORNEYS FOR THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION FOR AND IN THE NAME, PLACE AND STEAD OF THE UNDERSIGNED, TO SIGN AND FILE WITH THE COMMISSION ANY AND ALL AMENDMENTS AND EXHIBITS TO THIS REGISTRATION STATEMENT ON FORM S-4, WITH FULL POWER AND AUTHORITY TO DO AND PERFORM ANY AND ALL ACTS AND THINGS WHATSOEVER REQUISITE AND NECESSARY OR DESIRABLE IN CONNECTION THEREWITH.

              SIGNATURE                         TITLE                DATE

         /s/ STEPHEN M. WOLF            Director, and           April 12, 1994
- -------------------------------------    Chairman and Chief
           Stephen M. Wolf               Executive Officer

          /s/ JOHN C. POPE              Director, and           April 12, 1994
- -------------------------------------    President and Chief
            John C. Pope                 Operating Officer
                                         (principal
                                         accounting officer
                                         and principal
                                         financial officer)

                                        Director
     /s/ NEIL A. ARMSTRONG                                      April 12, 1994
- -------------------------------------
          Neil A. Armstrong

        /s/ ANDREW F. BRIMMER           Director                April 12, 1994
- -------------------------------------
          Andrew F. Brimmer

        /s/ RICHARD P. COOLEY           Director                April 12, 1994
- -------------------------------------
          Richard P. Cooley

         /s/ CARLA A. HILLS             Director                April 12, 1994
- -------------------------------------
           Carla A. Hills

          /s/ FUJIO MATSUDA             Director                April 12, 1994
- -------------------------------------
            Fujio Matsuda
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

             SIGNATURES                         TITLE                DATE
             ----------                         -----                ----
      /s/ John F. McGillicuddy          Director                April 12, 1994
- -------------------------------------
        JOHN F. MCGILLICUDDY


       /s/ Harry Mullikin               Director                April 12, 1994
- -------------------------------------
           HARRY MULLIKIN

        /s/ James J. O'Connor           Director                April 12, 1994
- -------------------------------------
          JAMES J. O'CONNOR

         /s/ Frank A. Olson             Director                April 12, 1994
- -------------------------------------
           FRANK A. OLSON

         /s/ Ralph Strangis             Director                April 12, 1994
- -------------------------------------
           RALPH STRANGIS

      /s/ Paul E. Tierney, Jr.          Director                April 12, 1994
- -------------------------------------
        PAUL E. TIERNEY, JR.

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